EXHIBIT 10.3


             FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is made and entered into as of the 22nd day of December, 1999 (this "Amendment"), by and between STREICHER MOBILE FUELING, INC., a Florida corporation, STREICHER REALTY, INC., a Florida corporation, and STREICHER WEST, INC., a California corporation (hereinafter collectively referred to as "Borrower"), and BANKATLANTIC, a Federal Savings Bank (hereinafter referred to as "Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender have previously entered into that certain Amended and Restated Loan Agreement dated as of the 25th day of May, 1999 (the "Loan Agreement" or the "Agreement"); and

         WHEREAS, Lender has previously provided Borrower with a revolving line of credit loan in the principal amount of up to Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00) in accordance with the terms and provisions of the Loan Agreement; and

         WHEREAS, Borrower has requested that Lender increase the existing revolving line of credit loan by the sum of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) thereby increasing the revolving line of credit loan to the principal amount of up to Ten Million and 00/100 Dollars ($10,000,000.00); and

         WHEREAS, Lender is willing to extend such additional credit to the Borrower of up to such amount upon the terms and conditions set forth herein; and

         WHEREAS, the parties hereto wish to amend the Loan Agreement in accordance with the terms and provisions of, and as provided in, this Amendment.

         NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the loans or extensions of credit heretofore, now or hereafter made or to be made for the benefit of the Borrower by the Lender, the parties do hereby agree as follows:

         1. The Borrower and the Lender agree that the recitals set forth above are true, correct, and complete, and are hereby incorporated herein.

         2. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         3. Article 1, Subsection 1.2(f) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (f) "CASH COLLATERAL ACCOUNT": A cash collateral account pledged by Borrower in favor of Lender, into which all collections shall be remitted from a lockbox account or from Borrower, as applicable, into which Borrower or Borrower's account debtors, as applicable, remit all payments, which collections shall be applied against the Loan facility balance in accordance with the terms and provisions of the Security and Cash Collateral Account Agreement or the Security, Cash Collateral Account and Lockbox Agreement, as applicable. The Borrower shall not have access to the Lockbox(s) or the Cash Collateral Account.

         4. Article 1, Subsection 1.2(z) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (z) "REVOLVING NOTE" OR "NOTE": That certain Amended and Restated Master Revolving Promissory Note in the principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) from Borrower to Lender dated as of December 22, 1999, as the same may be amended, restated, supplemented or extended from time to time. The Note amends, restates and increases that certain Consolidation Master Revolving Promissory Note dated as of May 25, 1999, executed by Borrower in favor of Lender in the principal amount of Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00).

         5. Article 1, Subsection 1.2(ff) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (ff) "SECURITY AGREEMENTS": Collectively, Security Agreements dated as of December 30, 1997 executed by each Borrower in favor of Lender, each as amended and reaffirmed by Amendment to and Reaffirmation of Security Agreement dated as of May 25, 1999, as amended and reaffirmed by Second Amendment to and Reaffirmation of Security Agreement dated as of December 22, 1999, as each of the same may be amended, restated, supplemented or extended, from time to time, securing the Note and all other Indebtedness of Borrower to Lender, which is a valid first lien on all of the Borrower's accounts, accounts receivables, inventory, chattel paper, general intangibles, fixtures, furniture, instruments, equipment and personal property now owned or hereafter acquired by Borrower and all proceeds of the foregoing, subject only to the Permitted Encumbrances (as defined in the Security Agreements).

         6. Article 1, Subsection 1.2(gg) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (gg) "SECURITY AND CASH COLLATERAL ACCOUNT AGREEMENT". An Amended and Restated Security and Cash Collateral Account Agreement, dated as of December 22, 1999, which amends and restates that certain Amended and Restated Security and Cash Collateral Account Agreement dated as of May 25, 1999, as the same may be amended, restated, supplemented or extended, from time to time, whereby and whereunder payment of all of Borrower's Receivables shall be deposited into the Cash Collateral Account to be applied against the Loan facility balance in accordance with the terms and provisions of said agreement, unless and until such time as the Security, Cash Collateral Account and Lockbox Agreement goes into full force and effect.

         7. Article 1, Subsection 1.2(hh) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (hh) "SECURITY, CASH COLLATERAL ACCOUNT AND LOCKBOX AGREEMENT". A Security, Cash Collateral Account and Lockbox Agreement, dated as of December 22, 1999, whereby and whereunder payment of all of Borrower's Receivables shall be directed to a lockbox maintained with Lender (the "Lockbox") to flow through the Cash Collateral Account, and, be applied against the Loan facility balance in accordance with the terms and provisions of said agreement, which shall be implemented in accordance with the terms and provisions of Article 8,
                  Section 8.37 of this Agreement.

         8. Article 2, Section 2.1 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  2.1 REVOLVING LOAN. Provided there does not exist an Event of Default, and no event with which notice or lapse of time or both would become such an Event of Default, and subject to the terms and provisions of this Agreement, Lender will, under the Note, lend or advance for the account of Borrower from time to time, and, Borrower may borrow, repay and re-borrow (provided that unless Borrower intends to pay and satisfy the Loan in full, Borrower shall not reduce the outstanding principal balance under the Loan to a sum of less than One Thousand and 00/100 Dollars ($1,000.00)) such amounts as may be required for the purpose of providing working capital to the Borrower, not exceeding in the aggregate an amount equal to (i) eighty-five percent (85%) of Eligible Receivables, less such reserves as Lender, in its sole discretion elects to establish, provided further that a Receivable may be devalued in such amount as shall be determined by Lender in its sole discretion due to "Dilution" which is defined as and is the result of non-cash credits posted against the Receivable which result in payment or other satisfaction of all or any portion of the Receivable for reasons other than full payment of the Receivable in cash (the "Borrowing Base"); or, the sum of Ten Million and 00/100 Dollars ($10,000,000.00), whichever is less. It is acknowledged that the Borrowing Base under the Loan may be adjusted during the term of the Loan by Lender at any time, in its sole discretion, based upon the result of the audits and collateral examinations conducted during the term of the Loan. The aggregate amounts outstanding under the Loan shall not at any time exceed the amount provided above, and in the event the amount outstanding at any time exceeds the permitted amount, said excess amount shall bear interest at the rate set forth in the Note and shall be due and payable in full on DEMAND.

         9. Article 8, Section 8.6 of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  8.6 Streicher Mobile shall maintain a net worth of not less than Four Million Seventy-Seven Thousand and 00/100 Dollars ($4,077,000.00) from October 31, 1999 until January 31, 2000, and not less than Four Million Three Hundred Ninety-Two Thousand and 00/100 Dollars ($4,392,000.00) from January 31, 2000 and thereafter, such requirement to be tested at the end of each quarter of each fiscal year of Streicher Mobile. The minimum net worth requirements shall be increased at the end of each quarter in each fiscal year of Streicher Mobile thereafter in an amount to be determined by Lender based upon Streicher Mobile's annual projection for the period in question.

         10. The following Article 8, Section 8.37 is hereby added to the Agreement, effective from and after the date hereof:

                  8.37 Borrower does hereby acknowledge that in the event Borrower at any time does not comply with or achieve any of the financial covenants or any other covenants set forth in this Agreement, Lender at Lender's sole option, shall have the right to implement the Security, Cash Collateral Account and Lockbox Agreement, such that at said time, the Security, Cash Collateral Account and Lockbox Agreement shall become effective and replace and supercede the Security and Cash Collateral Account Agreement. Borrower shall comply with all terms and provisions of the Security, Cash Collateral Account and Lockbox Agreement from and after the date of implementation of the same.

         11. The Borrower represents and warrants to the Lender that (a) each Borrower has previously furnished Lender with true and correct copies of its Articles of Incorporation and By-laws, and all amendments thereto through the date hereof, as in effect on the date hereof, and (b) the Board of Directors of each Borrower has approved this Amendment and the execution hereof by the undersigned officer of each Borrower.

         12. WAIVER AND RELEASE. AS A MATERIAL INDUCEMENT FOR THE LENDER TO EXECUTE THIS AMENDMENT, EACH BORROWER DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE THE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMAND WHATSOEVER IN LAW OR IN EQUITY WHICH EACH BORROWER EVER HAD, NOW HAS, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF EACH BORROWER HEREAFTER CAN, SHALL OR MAY HAVE AGAINST THE LENDER, ITS OFFICERS,

DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER, THROUGH THE DATE HEREOF. EACH BORROWER FURTHER EXPRESSLY COVENANTS WITH AND WARRANTS UNTO THE LENDER AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSET AGAINST THE LENDER OR THE OBLIGATION OF EACH BORROWER TO PAY THE LENDER ALL AMOUNTS OWING UNDER THE NOTE, THE LOAN AGREEMENT AND ALL ASSOCIATED LOAN DOCUMENTS AS AND WHEN THE SAME BECOME DUE AND PAYABLE. NOTWITHSTANDING THE ABOVE, THE PARTIES DO HEREBY ACKNOWLEDGE THAT ANY DEPOSIT ACCOUNT(S) OF BORROWER MAINTAINED WITH LENDER ARE SUBJECT TO THE TERMS AND PROVISIONS OF ANY AGREEMENT(S) RELATED TO THOSE ACCOUNT(S), PROVIDED HOWEVER, THAT BORROWER IS UNAWARE OF ANY CLAIMS CONCERNING THOSE ACCOUNT(S) AT THIS TIME.

         13. REAFFIRMATION BY BORROWER. THE BORROWER ACKNOWLEDGES AND REAFFIRMS THAT ALL WARRANTIES, REPRESENTATIONS, AFFIRMATIVE COVENANTS AND NEGATIVE COVENANTS SET FORTH IN THE LOAN AGREEMENT REMAIN IN FULL FORCE AND EFFECT ON THE DATE HEREOF AS IF MADE ON THE DATE HEREOF.

         14. AMENDED AGREEMENT. THIS AGREEMENT AMENDS THE LOAN AGREEMENT, AND THE BORROWER ACKNOWLEDGES AND AGREES THAT THE SECURITY INTERESTS, RIGHTS, DUTIES, AND OBLIGATIONS OF THE BORROWER AND THE LENDER CREATED BY THE LOAN AGREEMENT ARE NOT EXTINGUISHED, BUT ARE REAFFIRMED AND REMAIN IN FULL FORCE AND EFFECT AS PROVIDED IN THE LOAN AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT AND THE TERMS AND PROVISIONS OF THIS AMENDMENT, THE TERMS AND PROVISIONS OF THIS AMENDMENT SHALL CONTROL AND PREVAIL.

                            INTENTIONALLY LEFT BLANK

      WAIVER OF JURY TRIAL. THE PARTIES DO HEREBY MUTUALLY, VOLUNTARILY, INTENTIONALLY, KNOWINGLY AND WILLINGLY WAIVE THEIR RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS MADE AMONG THEM, WHETHER NOW EXISTING OR ARISING IN THE FUTURE, INCLUDING, WITHOUT LIMITATION, ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSS-CLAIMS, THIRD PARTY CLAIMS AND INTERVENOR'S CLAIMS, WHETHER ARISING FROM OR RELATED TO THE NEGOTIATION, EXECUTION AND PERFORMANCE OF THE TRANSACTIONS TO WHICH THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE LOAN DOCUMENTS, RELATE.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Signed, sealed and delivered in             BORROWER :
the presence of:
                                            STREICHER MOBILE FUELING, INC., a Florida
                                            corporation

 [ILLEGIBLE]                                By: /s/ Walter B. Barrett
--------------------------------               --------------------------------------------------------
                                               WALTER B. BARRETT, Vice President of Finance

                                                                 (Corporate Seal)


                                            STREICHER REALTY, INC., a Florida corporation


 [ILLEGIBLE]                                By: /s/ Walter B. Barrett
--------------------------------               --------------------------------------------------------
                                               WALTER B. BARRETT, Vice President of Finance

                                                                 (Corporate Seal)


                                            STREICHER WEST, INC., a California corporation


 [ILLEGIBLE]                                By: /s/ Walter B. Barrett
--------------------------------               --------------------------------------------------------
                                               WALTER B. BARRETT, Vice President of Finance

                                                                 (Corporate Seal)

                                            LENDER:

                                            BANKATLANTIC, a Federal Savings Bank

[ILLEGIBLE]                                 By: /s/ Walter B. Barrett
--------------------------------               --------------------------------------------------------
                                               Jeffrey S. Bilus, Vice President


STATE OF GEORGIA
COUNTY OF CAMDEN


         THE FOREGOING INSTRUMENT WAS EXECUTED BEFORE ME, the undersigned, a Notary Public in and for the State of Georgia, this 22 day of December, 1999, by WALTER B. BARRETT, as Vice President of Finance of and on behalf of each of STREICHER MOBILE FUELING, INC., a Florida corporation, STREICHER REALTY, INC., a Florida corporation, and STREICHER WEST, INC., a California corporation, who 9 is personally known to me or 9 produced his driver's license as identification.


                                       [SEAL]

                                       /s/ Connie Miller
                                        ---------------------------------------
                                        Notary Public - State of Georgia
                                        Print Name: CONNIE MILLER
                                                   ---------------------------
                                        My Commission Expires:
                                                              ----------------
                                        Commission Number:
                                                          --------------------
STATE OF GEORGIA
COUNTY OF CAMDEN

         THE FOREGOING INSTRUMENT WAS EXECUTED BEFORE ME, the undersigned, a Notary Public in and for the State of Georgia, this 22 day of December, 1999, by JEFFREY S. BILUS, as Vice President of and on behalf of BANKATLANTIC, a Federal Savings Bank, who 9 is personally known to me or 9 produced his driver's license as identification.


                                       [SEAL]

                                       /s/ Connie Miller
                                        ---------------------------------------
                                        Notary Public - State of Georgia
                                        Print Name: CONNIE MILLER
                                                   ---------------------------
                                        My Commission Expires:
                                                              ----------------
                                        Commission Number:
                                                          --------------------

                       AMENDED AND RESTATED LOAN AGREEMENT

         THIS AMENDED AND RESTATED LOAN AGREEMENT is made and entered into as of the 25th day of May, 1999, by and between STREICHER MOBILE FUELING, INC., a Florida corporation ("Streicher Mobile"), STREICHER REALTY, INC., a Florida corporation, and STREICHER WEST, INC., a California corporation (hereinafter collectively referred to as "Borrower"), and BANKATLANTIC, a Federal Savings Bank (hereinafter referred to as "Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower desires to obtain a revolving line of credit from Lender in the amount of up to Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00) in order to provide working capital to the Borrower, and, Lender is willing to extend such credit to the Borrower of up to such amount upon the terms and conditions set forth herein (the "Revolving Loan" or the "Loan");

         WHEREAS, in connection with existing line of credit loans in the current aggregate principal amount of Five Million Three Hundred Fifty Thousand and 00/100 Dollars ($5,350,000.00) currently outstanding and due and owing by the Borrower to the Lender, Borrower and Lender entered into that certain Loan Agreement dated as of the 30th day of December, 1997, as amended by First Amendment to Loan Agreement dated as of the 29th day of May, 1998, as further amended by Second Amendment to Loan Agreement dated as of the 26th day of January, 1999 (collectively, the "Original Loan Agreement"); and

         WHEREAS, the parties hereto wish to amend and restate the Original Loan Agreement in its entirety in accordance with the terms and provisions of and as provided herein.

         NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the loans or extensions of credit heretofore, now or hereafter made or to be made for the benefit of the Borrower by the Lender, the parties do hereby agree as follows:

                                    Article 1
                            RECITALS AND DEFINITIONS

         1.1 RECITALS. The foregoing recitals are acknowledged by the parties to be true and correct, and are incorporated herein by reference.

         1.2 DEFINITIONS. As used in this Agreement, the terms listed below shall have the following meanings:

                  (a) "ADVANCE": A disbursement by the Lender of a portion of the Revolving Loan proceeds in accordance with the terms and provisions of this Agreement.

                  (b) "AGREEMENT" or "LOAN AGREEMENT": This Amended and Restated Loan Agreement.

                  (c) "BORROWER": Collectively, STREICHER MOBILE FUELING, INC., a Florida corporation, STREICHER REALTY, INC., a Florida corporation, and STREICHER WEST, INC., a California corporation.

                  (d) "BORROWER'S COUNSEL OPINION LETTER": A letter from Borrower's Counsel, in form and substance satisfactory to Lender and Lender's Counsel, opining as to certain matters concerning the Loan.

                  (e) "BUSINESS DAYS": Days upon which the Lender is open for normal business.

                  (f) "CASH COLLATERAL ACCOUNT". A cash collateral account pledged by Borrower in favor of Lender, into which all collections shall be remitted from a lockbox account or from Borrower, as applicable, into which Borrower's account debtors remit all payments, which collections shall be applied against the Loan facility balance in accordance with the terms and provisions of the Security, Cash Collateral Account and Lockbox Agreement. The Borrower shall not have access to the Lockbox(s) or the Cash Collateral Account.

                  (g) "CLOSING": The time of the execution and delivery of this Agreement by Borrower and Lender.

                  (h) "CODE": The Internal Revenue Code of 1986, as amended from time to time, and applicable Department of Treasury regulations thereunder.

                  (i) "CREDIT FACILITY LETTER": That certain letter executed by and between Lender and Borrower dated April 28, 1999, and all amendments thereto, the terms and conditions of which are hereby incorporated by reference herein, but in the event of any conflict or discrepancy between the terms of this Agreement and the Credit Facility Letter, the terms of this Agreement shall control.

                  (j) "DOLLARS" OR "$": United States Dollars.

                  (k) "ELIGIBLE RECEIVABLES": Those Receivables which are Receivables of Streicher Mobile arising out of sales of tangible personal property made by Streicher Mobile or services rendered by Streicher Mobile in the ordinary course of its business, which are no more than ninety (90) days old from the invoice date, according to the original terms of sale, and, the payment of which is not in dispute and in which the Lender has a first priority security interest, provided however, that if fifty (50%) percent or more of the Receivables from any account debtor are more than ninety (90) days old, all of said account debtor's Receivables shall be deemed ineligible. The Lender may treat any receivable as ineligible: (i) if any warranty contained in this or any related agreement is breached with respect thereto; (ii) if the customer or account debtor has disputed liability or made any claim with respect to the receivable or the merchandise covered thereby or with respect to any other receivable due from said customer to Streicher Mobile; (iii) if the customer or account debtor has filed a petition for bankruptcy or any other application for relief under the Bankruptcy Act, assigned for the benefit of creditors, or if any petition or any other application for relief under the Bankruptcy Act has been filed against the said customer or account debtor, or if the customer or account debtor has failed, suspended business, become insolvent, or had or suffered a receiver or trustee to be appointed for any of its assets or affairs;
         (iv) if the customer or account debtor is located outside the United States; (v) if the receivable is a government receivable in which the Lender will not be able to perfect its lien under the Federal Assignment of Claims Act for any reason whatsoever, excepting for receivables due and owing from the United States Post Office which shall constitute eligible receivables subject to the other exclusions set forth in this paragraph; (vi) if the Receivable is offset, in whole or in part, by a credit due and owing from Streicher Mobile to that account debtor; (vii) if the Receivable is due and owing from an account debtor who is also a creditor of Streicher Mobile; (viii) if the Receivable represents sums due and owing for work and/or service currently being rendered by Streicher Mobile but not yet completed by Streicher Mobile; (ix) if the Receivable is due and owing from an affiliate corporation or related entity of Streicher Mobile or represents an intercompany account; (x) if the Receivable represents a consignment sale or warranty work; (xi) if the Receivable represents a C.O.D. sale; (xii) if the Receivable represents sums due and owing from an employee of Streicher Mobile; (xiii) if the Receivable represents retainage due and owing to Streicher Mobile; (xiv) if the Receivable represents a Bill and Hold Invoice for items which have been billed and are not yet due and payable; (xv) if the Receivable represents the billing for inventory which has not been delivered to said account debtor; (xvi) if the Receivable arises from a progress billing for work not yet completed and delivered to the customer; or (xvii) if the Lender believes, in its credit judgment in Lender's reasonable discretion, that collection of such Receivable is insecure or that it may not be paid by reason of financial inability to pay or otherwise or that such Receivable is not suitable for use as collateral hereunder.

                  (l) "ERISA": The Employee Retirement Income Security Act of 1974, as amended from time to time.

                  (m) "EVENT OF DEFAULT": The occurrence of any one or more of the Events of Default described in Article 9 hereof.

                  (n) "FINANCING STATEMENTS": Financing Statements from Borrower to Lender to perfect Lender's security interest in the property described in the Security Agreements.

                  (o) "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" or "GAAP":
         Those principles of accounting set forth in opinions of the Financial Accounting Standards Board of the American Institute of Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of any report required herein or as of the date of an application of such principles as required herein.

                  (p) "GOVERNMENTAL AUTHORITY": Any federal, state, county, municipal or other governmental department, commission, board, bureau, court, agency, or any instrumentality of any other governmental entity.

                  (q) "GOVERNMENTAL REQUIREMENTS": Any law, statute, code, ordinance, order, rule, regulation, judgment, decree, writ, injunction, franchise, permit, certificate, license, authorization, or other direction or requirement of any Governmental Authority now existing or hereafter enacted, adopted, promulgated, entered or issued applicable to the Loan or to the Borrower.

                  (r) "INDEBTEDNESS": Collectively, all of each Borrowers' presently existing or hereafter created or assumed obligations to the Lender, including without limitation, obligations for borrowed money, notes payable and drafts accepted representing extensions of credit (whether or not representing obligations for borrowed money), obligations representing the Loan and any modifications or renewals thereof, obligations representing indebtedness to the Lender whether or not assumed, secured or unsecured, however and wherever incurred, acquired or evidenced, whether primary or secondary, direct or indirect, absolute or contingent, joint or several or due or to become due, including without limitation all such obligations, liabilities and all indebtedness and obligations now or hereafter owed by each Borrower to Lender, its affiliates, successors and/or assigns.

                  (s) "INITIAL ADVANCE": The first Advance of the Revolving Loan proceeds.

                  (y) "LANDLORD'S WAIVER OF LIEN AGREEMENT": Waiver Agreements from all Landlords where any Borrower leases business properties waiving the Landlord's lien at that location to the lien and effect of the Loan.

                  (u) "LEASES: Leases for all locations where each Borrower leases property in connection with its business operations.

                  (v) "LOAN ACCOUNT". Borrower's account on the books of the Lender in which Advances will be recorded, as well as payments made on the Revolving Loan and other appropriate debits and credits as provided in this Agreement.

                  (w) "LOAN DISBURSEMENT ACCOUNT". The account established pursuant to Article 3, Section 3.4 herein, maintained with Lender under account no. 055927360.

                  (x) "LOAN DOCUMENTS": This Agreement, the Revolving Note, the Security Agreements, the Security, Cash Collateral Account and Lockbox Agreement, and all other associated loan documents executed in connection with the making of the Loan (and any modification, renewal or extension thereof).

                  (y) "MATURITY DATE": As to the Loan as evidenced by the Note, April 30, 2001, upon which date the entire principal balance and accrued interest and all other applicable charges under the Loan shall become due and payable in full.

                  (z) "REVOLVING NOTE OR "NOTE": A Consolidation Master Revolving Promissory Note in the principal amount of Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00) from Borrower to Lender dated as of even date herewith. The Note consolidates a Modification Master Revolving Promissory Note in the principal amount of Five Million and 00/100 Dollars ($5,000,000.00), a Modification Master Revolving Promissory Note in the principal amount of Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00) and a Master Revolving Promissory Note in the principal amount of Two Million One Hundred Fifty Thousand and 00/100 Dollars ($2,150,000.00) all dated as of even date herewith.

                  (aa) "PERSON": As the case may be, any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization and government, or any department or agency of any government.

                  (bb) "PLAN": Any pension plan which is governed by the terms and provisions of Title IV of ERISA and in respect of which the Borrower or a commonly controlled entity of the Borrower is an "Employer" (as defined in Section 407(d)(7) of ERISA.

                  (cc) "PRIME RATE": The interest rate announced by the Lender from time to time as its prime rate, which rate is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of the Lender.

                  (dd) "RECEIVABLES": All accounts, accounts receivable, general intangibles, contract rights and other obligations of any kind, whether now owned or hereafter acquired by Streicher Mobile and all proceeds of the foregoing and all rights now or hereafter existing in and to all security agreements, leases and other contracts security or otherwise relating to any such accounts, contract rights, chattel paper instruments, general intangibles and obligations and all proceeds, profits, deposits, products and accessions of and to all of the foregoing.

                  (ee) "REPORTABLE EVENT": Any of the events set forth in
         Section 4043(b) of ERISA or the regulations thereunder.

                  (ff) "SECURITY AGREEMENTS": Collectively, Security Agreements dated as of December 30, 1997 executed by each Borrower in favor of Lender, each amended and reaffirmed by an Amendment to and Reaffirmation of Security Agreement executed by each Borrower in favor of Lender, securing the Note and all other Indebtedness of Borrower to Lender, which is a valid first lien on all of the Borrower's accounts, accounts receivables, inventory, chattel paper, general intangibles, fixtures, furniture, instruments, equipment and personal property now owned or hereafter acquired by Borrower and all proceeds of the foregoing, subject only to the Permitted Encumbrances (as defined in the Security Agreements).

                  (gg) "SECURITY AND CASH COLLATERAL ACCOUNT AGREEMENT". An Amended and Restated Security and Cash Collateral Account Agreement whereby and whereunder payment of all of Borrower's Receivables shall be deposited into the Cash Collateral Account to be applied against the Loan facility balance in accordance with the terms and provisions of said agreement, until such time as the Security, Cash Collateral Account and Lockbox Agreement goes into full force and effect.

                  (hh) "SECURITY, CASH COLLATERAL ACCOUNT AND LOCKBOX AGREEMENT". A Security, Cash Collateral Account and Lockbox Agreement whereby and whereunder payment of all of Borrower's Receivables shall be directed to a lockbox maintained with Lender (the "Lockbox") to flow through the Cash Collateral Account, and, be applied against the Loan facility in accordance with the terms and provisions of said agreement.

                  (ii) "SOLVENT": That, at the time of determination, (i) the fair market value of the Borrower's assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including contingent obligations; (ii) it is then able and expects to be able to pay its debts as they mature; and (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

         1.3 OTHER DEFINITIONAL PROVISIONS. (a) The terms "material" and "materially" shall have the meanings ascribed to such terms under Generally Accepted Accounting Principles as such would be applied to the business of the Borrower, except as the context shall clearly otherwise set forth; (b) all of the terms defined in this Agreement shall have such defined meanings when used in other documents issued under, or delivered pursuant to, this Agreement, unless the context shall otherwise require; (c) all terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa; (d) accounting terms to the extent not otherwise defined shall have the respective meanings given them under, and shall be construed in accordance with Generally Accepted Accounting Principles; (e) the words "hereby", "hereto", "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (f) the masculine and neuter genders are used herein and whenever used shall include the masculine, feminine and neuter as well; and (g) whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the heirs, personal representatives, successors and assigns of such parties unless the context shall expressly provide otherwise.

                                    Article 2
                                    THE LOAN

         2.1 REVOLVING LOAN. Provided there does not exist an Event of Default, and no event with which notice or lapse of time or both would become such an Event of Default, and subject to the terms and provisions of this Agreement, Lender will, under the Note, lend or advance for the account of Borrower from time to time, and, Borrower may borrow, repay and re-borrow (provided that unless Borrower intends to pay and satisfy the Loan in full, Borrower shall not reduce the outstanding principal balance under the Loan to a sum of less than One Thousand and 00/100 Dollars ($1,000.00)) such amounts as may be required for the purpose of providing working capital to the Borrower, not exceeding in the aggregate an amount equal to (i) eighty-five percent (85%) of Eligible Receivables, less such reserves as Lender, in its sole discretion elects to establish, provided further that a Receivable may be devalued in such amount as shall be determined by Lender in its sole discretion due to "Dilution" which is defined as and is the result of non-cash credits posted against the Receivable which result in payment or other satisfaction of all or any portion of the Receivable for reasons other than full payment of the Receivable in cash (the "Borrowing Base"); or, the sum of Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00), whichever is less. It is acknowledged that the Borrowing Base under the Loan may be adjusted during the term of the Loan by Lender at any time, in its sole discretion, based upon the result of the audits and collateral examinations conducted during the term of the Loan. The aggregate amounts outstanding under the Loan shall not at any time exceed the amount provided above, and in the event the amount outstanding at any time exceeds the permitted amount, said excess amount shall bear interest at the rate set forth in the Note and shall be due and payable in full on DEMAND.

         2.2 AUDIT FEES. The Audit Fee due and owing from Borrower to Lender in connection with the audits set forth in Article 8, Section 8.5 herein shall be based upon a charge of Four Hundred Twenty and 00/100 Dollars ($420.00) per day, plus expenses, which per diem rate is subject to change at any time.

         2.3 LOAN ACCOUNT. All Advances and paydowns hereunder and under the Revolving Note shall be recorded by Lender in the Loan Account.

         2.4 LOAN DOCUMENTS. Borrower's obligation to repay the Loan is evidenced by the Note delivered simultaneously herewith, which sets forth the method for payment, rates of interest, and such further terms as are therein set forth. The repayment of the Note and the Indebtedness is to be secured by the following documentation, which documents Borrower shall deliver, or cause to be delivered, to Lender simultaneously with the delivery of the Note and which documents must be received prior to any funding hereunder:

                  (a) The Security Agreements, in form and substance satisfactory to Lender and Lender's counsel.

                  (b) Financing statements filed in such public offices as Lender and Lender's counsel may deem necessary to perfect a security interest in any of the Security Agreements.

                  (c) The Security and Cash Collateral Agreement and the Security, Cash Collateral Account and Lockbox Agreement, in form and substance satisfactory to Lender and Lender's Counsel.

                  (d) Borrower's Counsel Opinion Letter, in form and substance satisfactory to Lender and Lender's Counsel, from Borrower's counsel opining as to certain matters concerning the Loan.

                  (e) Such policies of liability insurance, worker's compensation insurance and hazard insurance (with fire extended coverage, vandalism and mischief protection) as the Lender may reasonably request, subject to a standard loss-payee's and additional insured's endorsements, as applicable, in the Lender's favor, and providing at least thirty (30) days prior written notice of any cancellation, modification or non-renewal of the insurance coverage.

                  (f) Incumbency Certificate and Resolutions of the directors of each Borrower authorizing the Loan, and the execution of all Loan Documents related thereto.

                  (g) Certificates of Good Standing evidencing that each Borrower is in good standing under the laws of the State of Florida and the State of California, as applicable, and in each other state in which it is required to be qualified to conduct business.

                  (h) Certified copy of Articles of Incorporation and By-Laws of each Borrower.

                  (i) Evidence of compliance by each Borrower with the Florida Fictitious Name Act, if and as applicable.

                  (j) Certified copies of the Leases in connection with all leased premises of each Borrower.

                  (k) Landlord's Waiver of Lien Agreement(s) executed by all landlords at business locations of Borrower waiving the landlord's lien at such locations to the lien and effect of the Loan.

                  (l) Consolidated financial statements of the Borrower, in form and substance acceptable to Lender.

                  (m) Such other documentation as may be required by Lender or Lender's Counsel.

                                    Article 3
                         MANNER OF MAKING LOAN ADVANCES

         3.1 ADVANCE REQUEST. Each Advance to the Borrower under the Revolving Loan shall be made by the Lender upon Lender's initiation of said Advance or upon written request of the Borrower stating the date on which the Advance is to be made (the "Borrowing Date"), and the principal amount of the Advance requested, delivered at least one (1) day prior to the date on which the Advance is to be made. Any notice delivered under this sub-section shall be irrevocable and bind the Borrower to consummate the Advance on the Borrowing Date.

         3.2 INTENTIONALLY DELETED.

         3.3 BORROWING BASE CERTIFICATE. Borrower shall provide to Lender a Borrowing Base Certificate in form and content acceptable to Lender (the form of said Borrowing Base Certificate being appended hereto and made a part hereof as Exhibit "A") not less than monthly within fifteen (15) days of the end of each monthly period in each fiscal year of Borrower.

         3.4 LOAN DISBURSEMENT ACCOUNT. The proceeds of any Advance to the Borrower shall, on the date of such Advance, be deposited in immediately available funds in the Loan Disbursement Account, which shall be a demand deposit account maintained with Lender.

                                    Article 4
                                    INTEREST

         All interest under the Loan shall be computed on the basis of a year containing three hundred sixty (360) days for the actual number of days elapsed. Interest shall be due and payable in accordance with the terms and provisions of the Note, and interest shall accrue at the rate of interest provided in the Note for each Advance thereunder. Payments of principal, interest, fees or other amounts made by the Borrower shall be made to the Lender at the Lender's offices located at 1750 East Sunrise Boulevard, Second Floor, Fort Lauderdale, Florida 33304, for the account of Lender, in Dollars and in immediately available funds before 2:00 p.m. (Florida time) on the date such payment is due. The Lender shall deem any payment made by or on behalf of the Borrower that is not made in immediately available funds and prior to 2:00 p.m. (Florida time) to be a non-conforming payment, which shall not be deemed to be received by the Lender until the later of (a) the time such funds become available funds or (b) the next Business Day. Any non-conforming payment may constitute or become an Event of Default hereunder. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the later of (a) the date such funds become available funds or (b) the next Business Day. All payments to be made by the Borrower on account of principal, interest and/or fees, shall be made without diminution, setoff, recoupment or counterclaim.

                                    Article 5
          CONDITIONS PRECEDENT TO FIRST ADVANCE AND ADDITIONAL ADVANCES

         5.1 The obligations of Lender to make the Initial Advance and all additional Advances under the Revolving Loan are subject to the following conditions precedent:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations, covenants and warranties made by Borrower in this Agreement shall be true and correct on and as of the date of such Advance.

                  (b) NO DEFAULT. There shall be no default, and no event which with notice or lapse of time or both would become an Event of Default, under this Agreement, the Revolving Note, any of the Security Agreements, or any other Loan Document.

                  (c) NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the business or financial condition of any Borrower or in the value of the Collateral (as said term is defined in the Security Agreements) since January 31, 1999.

                  (d) LIEN AND JUDGMENT SEARCHES. Lien and judgment searches of each Borrower shall have been conducted with the Florida Secretary of State and in any other state or jurisdiction as shall be required by Lender, which must result in findings satisfactory to Lender, in Lender's sole discretion.

                  (e) CREDIT FACILITY LETTER. All terms and provisions of the Credit Facility Letter shall have been complied with in full.

                  (f) DELIVERY OF LOAN DOCUMENTS. All of the Loan Documents shall have been duly executed and delivered to Lender, and the Financing Statements shall have been recorded in the appropriate public offices.

                  (g) DELIVERY OF OTHER DOCUMENTS. Borrower shall have delivered, or caused to be delivered to Lender, the other documents required under Article 2 hereof, and shall have also delivered or caused to be delivered to Lender, the following:

                           (i) Annual audited financial statements of the
                  Borrower, in form and substance acceptable to the Lender, prepared in accordance with GAAP, by certified public accountant(s) acceptable to the Lender.

                           (ii) Report on Receivables evidencing that there are
                  adequate Eligible Receivables to support the Initial Advance or additional Advances, as applicable.

                           (iii) Such policies of liability insurance, worker's
                  compensation insurance and hazard insurance (with fire extended coverage, vandalism and mischief protection) as Lender may reasonably request subject to a standard loss-payee's and additional insured's endorsements, as applicable, in the Lender's favor.

                           (iv) Such other certification or documentation to be
                  executed by Borrower as may be reasonably required by Lender or Lender's counsel pertaining to the closing of the Initial Advance and all subsequent Advances of the proceeds hereunder, it being understood that all such items shall be promptly delivered prior to Lender's obligation to making further Advances hereunder.

                                    Article 6
                       USE OF LOAN PROCEEDS; MARGIN STOCK

         The proceeds of the Revolving Loan shall be used to support the Borrower's general working capital requirements. Borrower does not own any margin securities and no portion of any Advance and, no portion of the Loan, will be used for the purpose of reducing or retiring any indebtedness which was originally incurred by Borrower to purchase any margin securities, and neither the making of any and all loans and Advances nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve Systems of the United States.

                                    Article 7
                         REPRESENTATIONS AND WARRANTIES

         7.1 Borrower represents and warrants to Lender that, so long as credit remains available to the Borrower or there is any outstanding balance due under the Note, as secured by the Loan Documents:

                  (a) Borrower has the power to engage in all the transactions contemplated by this Agreement and has full power, authority and legal right to execute and deliver, and to comply with its respective obligations under the Loan Documents, which documents constitute the legally binding obligations of each Borrower enforceable against each Borrower in accordance with their respective terms.

                  (b) To the best of its knowledge and belief, there is no suit, action, or proceeding pending or threatened against or affecting any Borrower, before or by any court, administrative agency or other Governmental Authority which brings into question the validity of the transactions contemplated hereby or would interfere with the ability of any Borrower to comply with the terms hereof.

                  (c) Each Borrower is in good standing within the State in which it is incorporated. Borrower, prior to closing, will deliver to
         Lender: (i) resolutions certified as true by the secretary of each Borrower authorizing such Borrower's participation in connection with the transactions contemplated herein and execution of the Note and related Loan Documents, (ii) incumbency certificates of each Borrower,
         (iii) certified copies of the Articles of Incorporation and By-laws of each Borrower, and (iv) corporate Certificates of Good Standing of each Borrower.

                  (d) Except as otherwise disclosed on Exhibit "B" appended hereto and made a part hereof, during the one (1) year period preceding the date of closing, no Borrower has been known as or used any corporate of fictitious names other than the corporate name of such Borrower on the Closing date. All trade names or styles under which the Borrower sells inventory or equipment or creates receivables or to which instruments in payment of Receivables are made payable, are set forth on Exhibit "B".

                  (e) Each Borrower owns or possesses all intellectual property required to conduct its businesses as now and presently planned to be conducted without, to its knowledge, conflict with the rights of others.

                  (f) Each Borrower is Solvent after giving effect to the transactions contemplated by the Loan Documents.

                  (g) Neither the execution nor delivery of any of the Loan Documents, nor any other document relating hereto, will conflict with or result in a breach of any of the provisions of the Charter, Articles of Incorporation or By-Laws, where applicable, of any Borrower, or of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other Governmental Authority, or of any agreement or other instrument to which any Borrower is a party or by which any of them is bound or constitute a default under any thereof, or result in the creation or imposition of any lien, charge or encumbrance upon any property of any Borrower, other than those created under this transaction in favor of Lender.

                  (h) No consent, approval or other authorization of or by any Governmental Authority is required in connection with the execution or delivery by Borrower of the Loan Documents, or compliance with the provisions hereof or thereof.

                  (i) There are no actions, suits or proceedings pending or, to the knowledge of Borrower, overtly threatened against or affecting the Borrower at law or in equity, or before or by any Federal, State, Provincial, municipal or other Governmental Authority, which involve any of the transactions herein contemplated or the possibility of any judgment or liability which would result in any material adverse change in the business, operations, properties or assets or in the financial condition of any Borrower. No Borrower is in default with respect to
         (a) any judgment, order, writ, injunction or decree or (b) any rule or regulation of any court or Federal, State, municipal or other Governmental Authority, which would have a material adverse effect on its business, properties or condition (financial or otherwise).

                  (j) Subject to any limitation stated thereon or by any Borrower in writing, all balance sheets, earnings statements and other financial data which have been or shall hereafter be furnished to the Lender to induce it to enter into this Agreement or otherwise in connection herewith, do or will fairly represent the financial condition of the Borrower as of the dates and the results of their operations for the period for which the same are furnished to the Lender and have been or will be prepared in accordance with Lender's requirements, and that all other information, reports and other papers and data furnished to the Lender are or will be, at the time the same are so furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give the Lender a true and accurate knowledge of the subject matter. There are no material liabilities of any kind of the Borrower as of the date of the most recent financial statements which are not reflected therein. There have been no materially adverse changes in the financial condition or operation of any

         Borrower since the date of such financial statements. At Lender's request, Borrower shall provide financial statements prepared in accordance with Lender's requirements, represented by Borrower that said financial statements are fairly prepared and consistent with prior statements provided to the Lender or certified by their respective accountants that said financial statements are true and accurate, on an annual basis and interim basis as more fully set forth herein.

                  (k) Borrower will pay all obligations, including tax claims, when due, except such as the Borrower contests in an appropriate proceeding, in which event Borrower shall furnish to Lender, if requested, a bond or other security satisfactory to Lender in an amount sufficient to protect Lender and its interest herein.

                  (l) There is no material uncured default on the part of any Borrower under this Agreement, the Revolving Note, any of the Security Agreements, or any of the other Loan Documents.

                  (m) The Borrower has dealt with no broker or finder in connection with the Loan, and the Borrower hereby agrees to jointly and severally indemnify the Lender and to jointly and severally hold the Lender harmless of and from any and all claims for broker's or finder's fees or commissions in connection with the Loan, and agrees to pay all expenses (including but not limited to attorney's fees and expenses) incurred by the Lender in connection with the defense of any action or proceeding brought to collect any such fees and commissions, or otherwise relating to any such broker's claims resulting from or arising out of any claim that the Borrower consulted, dealt or negotiated with the person or entity making such brokerage claim.

                  (n) Each Plan, pension, profit sharing or other employee benefit plan, maintained by each Borrower is in material compliance with ERISA, the Code, and all applicable rules and regulations adopted by regulatory authorities pursuant thereto. The Borrower has filed all material reports required to be filed by ERISA, the Code and such rules and regulations. In addition, any qualified Plans subject to the minimum funding standards, do not, as of the date hereof, have a funding deficiency, as defined by ERISA. No Reportable Event material in relation to the business operations, property, financial or other conditions of the Borrower has occurred with respect to any Plan. No tax penalty nor other liability in the aggregate material in relation to business operations, property, or financial conditions of the Borrower has been assessed against the Borrower with respect to a Plan.

                  (o) Each Borrower has filed or caused to be filed all tax returns, which to the knowledge of the Borrower, are required to be filed, and has fully paid all taxes shown to be due and payable on said returns or any assessments made against it or its property, and all other taxes, fees, or other charges imposed on it or any of its property by any Governmental Authority. No tax liens have been filed and, to the knowledge of Borrower, no claims are being made or may hereafter be asserted with respect to any such taxes, fees or other charges except for: (i) those, the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with Generally Accepted Accounting Principles have been provided on the books of Borrower, as the case may be; and (ii) such failures to file or pay such tax liens or claims as could not, in the aggregate, reasonably be expected to have a material adverse effect on the business operations, property or financial or other condition of the Borrower, and can not reasonably be expected to have an adverse effect on the ability of the Borrower to perform any of its respective obligations in any material respect under this Agreement, the other Loan Documents, or under any other contractual obligation.

                  (p) All copies of all documents, reports, and statements heretofore furnished by or on behalf of Borrower, or in connection with this Agreement to the Lender, are, and those delivered subsequent to the date hereof, will be, true and correct copies of the originals of such documents, reports and statements. All matters stated or certified in any written statement, certificate, report or other writing heretofore furnished pursuant to this Agreement by or on behalf of the Borrower to the Lender are, and all matters stated or certified subsequent to the date hereof, will be, true and correct as of the date stated or certified. All such documents, reports, statements, writings and certifications shall be in form and detail satisfactory to the Lender.

                  (q) Each Borrower owns or leases all of its properties and assets reflected on the balance sheets referred to in Section 7.1(j) hereof.

                  (r) All of the properties and assets set forth in Section 7.1(q) are free and clear of all mortgages, pledges, liens, charges and other encumbrances of any nature whatsoever, excepting for the Permitted Encumbrances (as defined and set forth in the Security Agreements).

                  (s) No Borrower is in default (subject to any applicable cure periods) in the performance, observance of fulfillment of any of the obligations, covenants or conditions contained in any lease for real or personal property, which would have a material adverse affect on its business and all such leases are valid and existing and in full force and effect.

                  (t) No Borrower is an "investment company" within the meaning of the Investment Company Act of 1940 and any amendments thereto.

                  (u) None of the employees of any Borrower or any of its subsidiaries are subject to any collective bargaining agreement and there are no strikes, work stoppages, election or decertification petitions or proceedings, unfair labor charges, equal opportunity proceedings, or other material labor/employee related controversies or proceedings pending, or, to the best knowledge of the Borrower, threatening any Borrower or any of its subsidiaries, or between any Borrower (or any of its subsidiaries) and any of its employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected, individually or in the aggregate, to have a materially adverse effect on the Borrower.

                                    Article 8
                              COVENANTS OF BORROWER

         8.1 Each Borrower shall do, or cause to be done, all of the things necessary to preserve, renew and keep in full force and effect its corporate existence and its rights, licenses and permits shall comply with all laws applicable to it, operate its business in a proper and efficient manner, and substantially as presently operated or proposed to be operated, and at all times shall maintain, preserve and protect all franchises and trade names and preserve all property used or useful in the conduct of its business, and keep the same in good repair, working order and condition, and from time to time make or cause to be made any needed and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         8.2 Each Borrower shall at all times maintain true and correct books and records and shall keep its books and records in accordance with Generally Accepted Accounting Principles, and shall furnish the Lender with such financial statements as may be required by Lender on a yearly and interim basis as set forth in this paragraph and other parts of this Agreement.

         8.3 Each Borrower shall properly pay and discharge: (a) all taxes, assessments and governmental charges upon or against such Borrower or its assets prior to the date on which penalties are attached thereto, unless, and to the extent, such taxes are being diligently contested in good faith by appropriate proceedings and appropriate reserves therefor have been established; and (b) all lawful claims for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of such Borrower, unless and to the extent only that the same are transferred to bond, being diligently contested in good faith, and by appropriate proceedings and appropriate reserves therefor have been established.

         8.4 In accordance with the terms and provisions of the Security, Cash Collateral Account and Lockbox Agreement at such time as the same becomes effective, Borrower shall direct all account debtors to remit all payments to the Lockbox maintained with and administered by Lender, with such collections to be deposited into the Cash, Collateral Account to be applied against the Loan facility balance in accordance with the terms and provisions of the Security, Cash Collateral Account and Lockbox Agreement.

         8.5 The Borrower shall allow Lender to conduct audits of the Borrower's books and records (and to make copies and extracts therefrom), including an audit confirmation of accounts receivable balances and ownership interest in the inventory, assets and business properties of Borrower. The above set forth audits, examinations and inspections shall be conducted not less than four (4) times in each fiscal year of Borrower. Said audits shall be performed at the sole cost and expense of Borrower. The current per diem for said audits is Four Hundred Twenty and 00/100 Dollars ($420.00) per day, plus expenses, subject to change at any time. The frequency of the audits may be adjusted by Lender at any time in Lender's sole discretion.

         8.6 Streicher Mobile shall maintain a net worth of not less than Three Million Five Hundred Twenty-Seven Thousand and 00/100 Dollars ($3,527,000.00) from April 30, 1999 until July 31, 1999, of not less than Three Million Seven Hundred Ninety Thousand and 00/100 Dollars ($3,790,000.00) from July 31, 1999 until October 31, 1999, not less than Four Million Seventy-Seven Thousand and 00/100 Dollars ($4,077,000.00) from October 31, 1999 until July 31, 2000 and not less than Four Million Three Hundred Ninety-Two Thousand and 00/100 Dollars ($4,392,000.00) from July 31, 2000 and thereafter, such requirement to be tested at the end of each quarter of each fiscal year of Streicher Mobile. The minimum net worth requirements shall be increased at the end of each quarter in each fiscal year of Streicher Mobile thereafter in an amount to be determined by Lender based upon Streicher Mobile's annual projection for the period in question.

         8.7 Streicher Mobile shall maintain a debt-to-worth ratio of not more than 4.5 to 1 at all times during the term of the Loan, said ratio to be tested at the end of each quarter of each fiscal year of Streicher Mobile, provided that the debt-to-worth ratio may be adjusted by Lender at the end of each quarter in each fiscal year of Streicher Mobile based upon Streicher Mobile's annual projections for the period in question.

NOTE: In connection with the above, all accounting terms used shall be construed in accordance with GAAP.

         8.8 Each Borrower shall, at its expense, comply with all of the insurance requirements set forth in this Agreement and the Security Agreements throughout the term of the Loan.

         8.9 The Borrower shall jointly and severally indemnify and save harmless Lender from any and all loss or damage of whatsoever kind and from any suits, claims, or demands, including, without limitation, Lender's reasonable legal fees and expenses, at all trial and appellate levels, on account of any matter or thing arising out of this Agreement or in connection herewith, or on account of any act or omission to act by Borrower in connection with this Agreement and the Loan. The Borrower further agrees to pay any and all taxes (other than taxes on or measured by net income of Lender) incurred or payable in connection with the execution and delivery of this Agreement, the Loan and all other loans from Lender to Borrower. Such obligation shall survive repayment of the Loan.

         8.10 Lender shall have the right, from time to time hereafter and until the maturity of the Loan, to publicize and advertise in any manner Lender's participation as lender in connection with the Loan.

         8.11 The Borrower shall: (a) make full and timely payments of the principal and interest due and owing under the Note and the Indebtedness of the Borrower to the Lender, whether now existing or hereafter arising; (b) duly comply with all of the terms and covenants contained in each of the Loan Documents; and (c) at all times maintain the liens and security interests provided for under or pursuant to this Agreement and all other applicable Loan Documents as valid and perfected liens and security interests on the property intended to be covered thereby.

         8.12 The Borrower shall promptly notify the Lender upon the commencement of any material action, suit or claim or counter-claim or proceeding against or investigation of any Borrower.

         8.13 The Borrower shall pay all indebtedness and obligations promptly and in accordance with its respective terms and pay and discharge promptly all taxes, assessments, and governmental charges or levies imposed upon it or in respect of its property, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies or otherwise which, if unpaid, might become a lien or charge upon such property or any part thereof, and timely comply with all applicable laws and governmental rules and regulations.

         8.14 The Borrower shall promptly notify the Lender in writing of: (a) any material assessments by any taxing authorities for unpaid taxes as soon as Borrower has knowledge thereof; and (b) any alleged default by any Borrower in the performance of or any modification of any of the terms and conditions contained in any agreement, mortgage or indenture or instrument to which any Borrower is a party, or which is binding upon any Borrower, and upon any default by any Borrower in the payment of any of its indebtedness.

         8.15 The Borrower shall provide to Lender annual audited consolidated financial statements of the Borrower, in form and substance acceptable to Lender, prepared in accordance with GAAP, by certified public accountant(s) acceptable to Lender, within one hundred twenty (120) days following the end of each fiscal year of Borrower. Additionally, the Borrower shall provide to Lender quarterly internally prepared consolidated financial statements of the Borrower, represented by the Chief Financial Officer of the Borrower that said financial statements are fairly prepared and consistent with prior statements provided to the Lender or certified by their respective accountants as being true and correct in all respects, and otherwise in form and substance acceptable to Lender, within forty-five (45) days following the end of each quarterly period in each fiscal year of Borrower, together with annual tax returns (with all attached schedules) of each Borrower within fifteen (15) days of timely filing of the same.

         8.16 Borrower shall provide to Lender its annual report including its 10K Statement within one hundred and twenty (120) days following the end of each fiscal year of Borrower.

         8.17 Borrower shall provide to Lender its quarterly 10-Q Statements within thirty (30) days of the end of each quarterly period in each fiscal year of Borrower.

         8.18 The Borrower shall provide to the Lender an aged analysis of all outstanding accounts receivable of Borrower, in form and substance acceptable to the Lender, within fifteen (15) days following the end of each monthly period in each fiscal year of the Borrower. Lender reserves the right to increase the frequency of said aging reports based upon the findings set forth in the audits.

         8.19 The Borrower shall provide to the Lender an aged analysis of all outstanding accounts payable of Borrower, in form and substance acceptable to Lender, within fifteen (15) days following the end of each monthly period in each fiscal year of the Borrower. Lender reserves the right to increase the frequency of said aging reports based upon the findings set forth in the audits.

         8.20 The Borrower shall provide to the Lender all information necessary for the Lender to verify the credit standing of each Borrower during the term of the Loan. Borrower shall additionally provide to Lender sales reports in form and content acceptable to Lender (which reports shall include, without limitation, copies of purchase orders), at such times as Lender shall require, in Lender's sole discretion.

         8.21 The Borrower shall allow the Lender, or Lender's designated agent, to enter upon the Borrower's premises and inspect the Borrower's property at all reasonable times, which inspections shall be at Borrower's sole cost and expense.

         8.22 Any existing and future loans to Borrower from any shareholders, officers or directors of each Borrower shall be subordinated to the lien and effect of the Loan. Provided that no Event of Default has occurred under the Loan, each Borrower shall be entitled to make scheduled payments (but not prepayments) of interest (but not principal) under such subordinated debt.

         8.23 No Borrower shall sell or convey any of its assets, except in the normal and ordinary course of business, including any merger, consolidation or reorganization, unless consented to in writing by Lender. BORROWER SHALL NOT CONVEY OR TRANSFER ANY CASH, ASSETS OR PROPERTY TO ANY AFFILIATE, SUBSIDIARY, RELATED ENTITY OF THE BORROWER OR ANY ENTITY IN WHICH STANLEY H. STREICHER HAS ANY OWNERSHIP INTEREST, AT ANY TIME DURING THE TERM OF THE LOAN, EXCEPTING HOWEVER, THAT BORROWER SHALL BE PERMITTED TO TRANSFER ASSETS AMONG THEMSELVES. Additionally, there shall be no material change in the management of any Borrower without the prior written consent of Lender. For purposes hereof a material change in management shall occur when Stanley H. Streicher ceases to hold the offices of President or Chief Executive Officer, or is otherwise no longer actively engaged in the management, of Streicher Mobile. Notwithstanding anything to the contrary set forth above, sales from Streicher Mobile to affiliated entities shall be permitted provided that such sales constitute arms length transactions with normal prices, terms and conditions made in the normal and ordinary course of business.

         8.24 There shall be no loans or other advances from Borrower to affiliates or related entities of any Borrower during the term of the Loan.

         8.25 Each Borrower shall maintain all of its business, company and depository accounts with Lender during the term of the Loan. Notwithstanding the foregoing, Borrower shall be entitled to maintain depository accounts with financial institutions other than Lender in connection with Borrower's operations in locations outside of the State of Florida. Additionally, Lender acknowledges that Borrower currently maintains an investment account with Paine Webber (the "Paine Webber Account"). Borrower shall be permitted to keep not more than Fifty Thousand and 00/100 Dollars in the Paine Webber Account at any time.

         8.26 The Borrower shall establish no additional employee benefit plans of any nature without the prior written consent of the Lender, which consent shall not be unreasonably withheld.

Each pension, profit sharing, or other employee benefit plan, at any time, maintained by each Borrower, shall be in material compliance with ERISA, the Code, and all applicable rules and regulations adopted by regulatory authorities, pursuant thereto. The Borrower will cause to be filed all material reports required to be filed by ERISA, the Code, and such rules and regulations.

         8.27 The Borrower within ten (10) days after written request from the Lender, will furnish a written statement in form satisfactory to the Lender, duly acknowledged: (i) setting forth the unpaid principal balance of, and the interest and other sums due on, the Indebtedness evidenced by the Note and/or secured by any of the other Loan Documents; (ii) stating whether or not any offsets or defenses exist against the payments due under the Note or any of the other Loan Documents; (iii) stating the current maturity date of the Note; and
(iv) setting forth such other information as the Lender may request from time to time.

         8.28 The Borrower shall notify the Lender immediately of any change in the name of any Borrower, the principal place of business of any Borrower, the office where the books and records of any Borrower are kept or any change in the registered agent of any Borrower for the purpose of service of process.

         8.29 Borrower shall not incur any additional debt (other than indebtedness incurred in connection with the financing of trucks, including all equipment located on and attached to the trucks) without Lender's prior written consent, which consent shall be in Lender's sole discretion.

         8.30 Borrower shall provide to Lender a Borrowing Base Certificate in form and content acceptable to Lender on a monthly basis within fifteen (15) days of the end of each monthly period in each fiscal year of Borrower and at such other times as shall be requested by Lender, in Lender's sole discretion.

         8.31 The Borrower shall give Lender prompt written notice of any Event of Default hereunder, or any event of default with respect any Borrower's obligations under any of the other Loan Documents, indicating the nature and status thereof and the action which it proposes to take with respect thereto.

         8.32 No Borrower shall directly or indirectly engage in any business activity which would represent a material change from the kind of business activity currently engaged in by it, which in the aggregate would have a substantial and material effect on the Borrower's business, without the prior written consent of Lender, which consent shall be in Lender's sole discretion.

         8.33 Borrower shall provide to Lender on a semi-annual basis, a complete and updated listing of all of its customers and account debtors, which listing shall include all of the customers' and account debtors' addresses and phone numbers. In connection with the same, Lender shall use its best efforts to insure that said lists are not released outside of the Bank, provided however, that Lender shall incur no liability whatsoever in the event the same occurs.

         8.34 There shall be no subordinate financing of the collateral encumbered by the Security Agreements and Financing Statements.

         8.35 The Borrower shall use the funds borrowed by the Borrower under this Agreement solely for general working capital requirements of the Borrower.

         8.36 Borrower shall take all necessary and appropriate steps and procedures to ascertain the extent of, quantify and successfully address business and financial risks facing Borrower as a result of what is commonly referred to as the "Year 2000 Problem" (i.e. the inability of certain computer application to recognize correctly and properly perform date-sensitive functions involving certain dates prior to and after December 31, 1999), and to verify that Borrower's material computer applications will, on a timely basis, adequately address the Year 2000 Problem in all material respects. At the request of Lender, Borrower shall provide Lender assurance acceptable to Lender of Borrower's Year 2000 compatibility. Borrower hereby covenants and agrees that all of Borrower's information systems, including without limitation all computer hardware and software, networks, databases, and all other electronic data storage, retrieval and computation hardware, software and devices of any kind (collectively, the "Information Systems"), have been and/or will be updated and modified to accommodate and conform to the Year 2000 date change, and are and/or will be in full compliance with any and all federal, state and local laws, regulations and ordinances relating to the same, whether now in effect, or hereafter enacted (collectively, the "Information System Laws"). Lender's acknowledgment of evidence satisfactory to it confirming the foregoing shall not constitute a representation by Lender as to Borrower's compliance with this provision.

         Borrower hereby agrees, unconditionally, absolutely, and irrevocably, to jointly and severally indemnify, defend, and hold harmless Lender, its affiliates, successors, assigns, and the officers, directors, employees, and agents of Lender against and in respect of any loss, liability, cost, injury, expense, or damage of any and every kind whatsoever (including without limitation, court costs and attorneys' fees and expenses) which at any time or from time to time may be suffered or incurred, directly or indirectly, in connection with, with respect to, or as a direct or indirect result of the failure of Borrower to update or modify its Information Systems to accommodate and conform to the Year 2000 date change and/or fully comply with all Information System Laws including, without limitation, any losses, liabilities, damages, injuries, costs, expenses, or claims asserted or arising under the Information System Laws, whether now known or unknown.

                                    Article 9
                                EVENTS OF DEFAULT

         Each of the following is an Event of Default:

                  (a) If Borrower fails to pay any installment of interest or principal under the Note within ten (10) days after the date the same shall become due;

                  (b) If there occurs any default under any other term of this Agreement, the Note, the Security and Cash Collateral Account Agreement, the Security, Cash Collateral Account and Lockbox Agreement, any of the Security Agreements or any of the other Loan Documents relating hereto or thereto subject to any applicable cure period(s) set forth therein;

                  (c) If any representation or warranty of Borrower hereunder shall prove to be incorrect in any material respect;

                  (d) The dissolution, termination of existence, merger, consolidation or reorganization of any Borrower;

                  (e) The commencement of levy, execution or attachment proceedings in excess of Fifty Thousand and 00/100 Dollars ($50,000.00) against any Borrower or, or the application for or appointment of a liquidator, receiver, custodian, sequester, conservator, trustee, or other similar judicial officer (and such appointment continues for a period of thirty (30) days in the case of an involuntary proceeding), or the insolvency, in the bankruptcy or equity sense, of any Borrower;

                  (f) The assignment for the benefit of creditors, or the admission in writing of any inability to pay any debts generally as they become due, or ordering the winding up or liquidation of its affairs, by any Borrower, or the commencement of a case by or against any Borrower under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar law, state or federal;

                  (g) The determination by any Borrower to request relief under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar proceeding, state or federal, including without limitation the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for it or for any of its respective property or assets;

                  (h) There shall have occurred any substantial adverse change in the financial condition of any Borrower;

                  (i) If the Borrower shall have failed to comply with any other agreement, covenant, condition, provision or term contained in this Agreement and Borrower fails to cure said default within thirty (30) days of the date of the occurrence of said default;

                  (j) There shall be entered against any Borrower one (1) or more judgments or decrees in excess of $50,000.00, or which are not satisfied or transferred to bond within thirty (30) days of entry.

                  (k) There shall occur an Event of Default by any Borrower in the performance of its obligations under the Indebtedness or under any other loan agreement with the Lender and/or the occurrence of any monetary event of default under any loan agreement and/or financing arrangement with any other lender; or

                  (l) If at any time Lender deems itself insecure for any reason whatsoever (notwithstanding any grace period in any Loan Documents), or if any change or event shall occur which in Lender's exclusive judgment impairs any security for the Loan, increases

         Lender's risk in connection with the Loan, or indicates that any Borrower may be unable to perform its respective obligations under any Loan Document.

                                   Article 10
                                    SET-OFFS

         In addition to any other rights the Lender may have at law or in equity, if any Borrower becomes insolvent howsoever evidenced, or any Event of Default occurs and is continuing, or if Lender deems itself insecure, any indebtedness from the Lender to each Borrower, and any other property of each Borrower held by the Lender, may be set-off and applied towards the payment of the Indebtedness of the Borrower under this Agreement (including, but not limited to all indebtedness evidenced by the Note) to the Lender, including, without limitation, any note payable to the Lender, whether or not such Indebtedness of the Borrower to the Lender on such note or any part thereof shall then be due.

                                   Article 11
                      LENDER'S REMEDIES IN EVENT OF DEFAULT

         11.1 Upon any Event of Default, subject only to any cure period(s) expressly provided in the Note or the Security Agreements, the Lender shall be entitled to all of its rights or remedies hereunder, at law or in equity and under the Note, the Security Agreements and any other Loan Document, including, without limitation, the right to declare the outstanding principal balance of the Note, the accrued interest thereon, and all other obligations of the Borrower to the Lender under this Agreement or otherwise to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Note to the contrary notwithstanding, and the Lender's obligation to make any additional Advances hereunder shall be permanently terminated.

         11.2 All of the remedies herein given to Lender or otherwise available to it shall be cumulative and may be exercised concurrently. Failure to exercise any of the remedies herein provided shall not constitute a waiver thereof by Lender, nor shall use of any such remedies prevent the subsequent or concurrent resort to any other remedy or remedies which shall be vested in Lender by this Agreement or at law or in equity. To be effective, any waiver by Lender must be in writing and such waiver shall be limited in its effect to the condition or default specified therein; but no such waiver shall extend to any subsequent condition or default or impair any right consequent thereon.

                                   Article 12
                               TAX INDEMNIFICATION

         Borrower hereby agrees to and does hereby jointly and severally indemnify and hold harmless Lender of and from any and all liability in connection with payment of any and all intangible, documentary stamp, transfer, recording and other taxes due and owing to the State of Florida, the State of Alabama, the State of California, the State of Louisiana, the State of Tennessee, the State of Georgia, the State of Texas and all other applicable jurisdictions in connection with the execution, delivery and/or enforcement of this Agreement, the Revolving Note, the Security Agreements, and all associated Loan Documents, together with all penalties and interest associated therewith, if any. Accordingly, Borrower does hereby authorize Lender to reimburse itself for any such taxes that Lender pays upon behalf of Borrower from the proceeds under the Revolving Note, in the event Lender, at any time, in its sole discretion, deems it necessary to pay such taxes, together with any penalties and interest associated therewith. This indemnification and Borrowers' liability for payment of all of the above set forth taxes shall survive repayment and/or satisfaction of the Loan.

                                   Article 13
                                  MISCELLANEOUS

         13.1 Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, of such fact or facts, and Lender shall, at all times, be free independently to establish to its satisfaction and in its absolute discretion such existence or non-existence.

         13.2 No part of the Loan will be, at any time, subject or liable to attachment or levy at the suit of any creditor of Borrower or of any other interested party, or at the suit of any contractor, subcontractor, sub-subcontractors or materialman, or any of their creditors.

         13.3 If performance of any provision hereof or any transaction related hereto is limited by law, then the obligation to be performed shall be reduced accordingly, and if any clause or provision herein contained operates or would operate to invalidate this Agreement in part, then the invalid part of said clause or provisions only shall be held for naught as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

         13.4 If Lender shall waive any provisions of the Loan Documents, or shall fail to enforce any of the conditions or provisions of this Agreement, such waiver shall not be deemed to be a continuing waiver, and shall never be construed as such, and Lender shall thereafter have the right to insist upon the enforcement of such conditions or provisions. Furthermore, no provision of this Agreement shall be amended, waived, modified, discharged or terminated except by instrument in writing, signed by the parties hereto.

         13.5 This Agreement and the documents expressly referred to herein embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter. This Agreement may be changed, waived, discharged, or terminated only by an instrument in writing duly executed by the party against which enforcement of such change, waiver, discharge, or termination is sought.

         13.6 Anything in this Agreement to the contrary notwithstanding, the Lender shall not be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

                  13.7 All notices given hereunder shall be in writing and addressed as follows:

         (a)  Lender:               BANKATLANTIC
                                    1750 East Sunrise Boulevard
                                    Fort Lauderdale, Florida 33304
                                    Attention: Marcia K. Snyder,
                                    Executive Vice President

                  with copy to:     GARY S. SINGER, ESQ.
                                    Mombach, Boyle & Hardin, P.A.
                                    500 East Broward Boulevard
                                    Suite 1950
                                    Fort Lauderdale, Florida 33394

         (b)  Borrowers:            STREICHER MOBILE FUELING, INC.
                                    STREICHER REALTY, INC.
                                    STREICHER WEST, INC.
                                    2720 N.W. 55th Court
                                    Ft. Lauderdale, Florida 33309
                                    Attn:  Stanley H. Streicher, President

                  with copy to:     E. SCOTT GOLDEN, ESQUIRE
                                    644 S.E. 4th Avenue
                                    Fort Lauderdale, Florida 33301

         13.8 This Agreement, the Loan Documents and all other documents relating hereto or thereto may be reproduced by the Lender, and the Borrower agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any jurisdiction or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Lender in the regular course of business) and that any enlargement, facsimile, or further reproduction of said document shall likewise be admissible in evidence.

         13.9 In no event shall the Lender's rights hereunder or under any of the Loan Documents grant the Lender the right to or be deemed to indicate that the Lender is in control of the business, management or properties of the Borrower, or has power over the daily management functions and operating decisions made by the Borrower. The Lender is the Lender only and shall not be considered a shareholder, joint venturer or partner of the Borrower.

         13.10 The headings preceding the text of the sections of this Agreement are used solely for convenience of reference and shall not affect the meaning, construction, or effect of this Agreement.

         13.11 Lender shall have the right at any time to convey or assign the Loan or any portion thereof, and, additionally, shall have the right to sell a participation in the Loan to another lending institution at any time that the Loan is outstanding, in any amount as solely determined by Lender.

Lender is hereby authorized to release all financial information of the Borrower to said assignee or participating lender(s).

         13.12 Borrower shall not assign this Agreement without the prior written consent of Lender, and any assignment in violation hereof shall be of no force and effect and shall constitute an Event of Default herein. Subject to the previous sentence, this Agreement shall extend to and bind the parties hereto, and their respective successors and assigns.

         13.13 Except as otherwise noted herein, all covenants, agreements, representations and warranties made herein and in the Loan Documents shall survive the respective dates of effectiveness thereof and shall continue in full force and effect so long as the Loan Documents, or any of them, remain in effect or any of the obligations evidenced thereby are outstanding and unpaid.

         13.14 In the event of any conflict, inconsistency or ambiguity between the provisions of this Agreement and the provisions of the Revolving Note, any of the Security Agreements, the Security and Cash Collateral Account Agreement, the Security, Cash Collateral Account and Lockbox Agreement, or any other Loan Documents, the provisions of this Agreement shall control and prevail.

         13.15 This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. Any term used herein shall be equally applicable to both the singular and plural forms.

         13.16 Borrower will pay all reasonable out-of-pocket expenses incurred by Lender in connection with the preparation of the Loan Documents (whether or not the transactions contemplated hereby shall be consummated), the making and assumption of the Loan, as applicable, the enforcement and protection in any legal or equitable proceeding of the rights of the Lender in connection with the Loan Documents, and in connection with any action or claim under the Loan Documents including the Revolving Note, or in any way related thereto, including, without limitation, the reasonable fees and disbursements of counsel of the Lender.

         13.17 It is the intention of the parties hereto to comply with the usury laws of applicable governmental authority(ies); accordingly, it is agreed that, notwithstanding any provision to the contrary in the Revolving Note, this Loan Agreement or any of the other documents securing payment thereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by law. In determining the maximum rate allowed, Lender may take advantage of any state or federal law, rule or regulation in effect from time to time which may govern the maximum rate of interest which may be charged. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in the Revolving Note, the Loan Agreement or in any of the other documents securing payment thereof or otherwise relating hereto, then in such event: (a) the provisions of this paragraph shall govern and control; (b) neither Borrower nor its heirs, personal representatives, successors or assigns or any other party liable for the payment thereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law; (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the

Revolving Note or refunded to Borrower; and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under the applicable usury laws.

         13.18 Borrower hereby waives any right to require a proceeding first against any other Borrower or other party providing collateral, or to exhaust any security for the performance of the Indebtedness. The Borrower further covenants that no security now or subsequently held by the Lender for the payment of the Indebtedness evidenced by the Revolving Note made by Borrower under the Agreement, or for the payment of any other Indebtedness of Borrower to the Lender under this Agreement or the other Loan Documents, whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, and no act, omission or other conduct of the Lender in respect of such security (excluding fraud, gross negligence or willful misconduct), shall affect in any manner whatsoever the unconditional obligation of the Borrower under this Agreement and the Revolving Note, and the Lender may release, exchange, enforce, apply the proceeds of and otherwise deal with any such security without affecting in any manner the unconditional obligation of each of the Borrower under this Agreement and the Note.

         Without limiting the generality of the foregoing, such obligations, and the rights of the Lender to enforce the same, by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding up or other proceeding involving or affecting the Borrower or others, or (ii) any change in the ownership of any of the capital stock of the Borrower or any other party providing collateral for any of the Indebtedness, or any of their respective affiliates.

         Each Borrower hereby waives to the fullest extent possible under applicable law:


                  i. any defense based upon the doctrine of marshaling of assets or upon an election of remedies by the Lender, including, without limitation, an election to proceed by nonjudicial rather than judicial foreclosure;

                  ii. any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                  iii. any other event or action (excluding the Borrower's compliance with the provisions hereof) that would result in the discharge by operation of law or otherwise of the Borrower from the performance or observance of any obligation, covenant or agreement contained in this Agreement, the Revolving Note, or any other Loan Documents.

         13.19 The Borrower shall jointly and severally indemnify and hold harmless the Lender, and its directors, officers, employees and agents against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lender is a party thereto) which it may pay or incur arising out of or relating to, directly or indirectly, this Agreement, the Revolving Note, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder, excepting for gross negligence or willful misconduct on the part of Lender.

         13.20 This Agreement shall be governed by and construed in accordance with the internal statutes and laws of the State of Florida (other than with respect to conflicts of laws), but giving effect to federal laws applicable to national banks to the extent applicable, and except to the extent that the validity or perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Florida.

         13.21 WAIVER AND RELEASE. AS A MATERIAL INDUCEMENT FOR THE LENDER TO EFFECTUATE THE LOAN AND THE LENDER TO EXECUTE THIS AGREEMENT, EACH BORROWER DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE THE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH ANY BORROWER EVER HAD, NOW HAS, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF THE BORROWERS HEREAFTER CAN, SHALL OR MAY HAVE AGAINST THE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER, THROUGH THE DATE HEREOF. EACH BORROWER FURTHER EXPRESSLY COVENANTS WITH AND WARRANTS UNTO THE LENDER AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSET AGAINST THE LENDER OR THE OBLIGATION OF THE BORROWERS TO PAY THE LENDER ALL AMOUNTS OWING UNDER THE NOTES, THIS LOAN AGREEMENT, AND ALL ASSOCIATED LOAN DOCUMENTS AS AND WHEN THE SAME BECOME DUE AND PAYABLE.

         13.22 AMENDED AND RESTATED AGREEMENT. THIS AGREEMENT AMENDS AND RESTATES THE ORIGINAL LOAN AGREEMENT SUCH THAT THE SECURITY INTERESTS, RIGHTS, DUTIES AND OBLIGATIONS OF THE BORROWERS AND THE LENDER CREATED BY THE ORIGINAL LOAN AGREEMENT ARE NOT EXTINGUISHED, BUT ARE REAFFIRMED AND REMAIN IN FULL FORCE AND EFFECT AS MODIFIED BY AND AS PROVIDED IN THIS AMENDED AND RESTATED LOAN AGREEMENT.

                            INTENTIONALLY LEFT BLANK

         WAIVER OF JURY TRIAL. LENDER AND BORROWER HEREBY MUTUALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED OR TO BE EXECUTED IN CONJUNCTION HEREWITH, UNDER ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY. THE BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE LENDER IN ACCEPTING THIS AGREEMENT, AND, THAT THE LENDER WOULD NOT HAVE ACCEPTED THIS AGREEMENT WITHOUT THIS JURY TRIAL WAIVER, AND, THAT THE UNDERSIGNED HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY REGARDING THIS JURY TRIAL WAIVER, AND, UNDERSTANDS THE LEGAL EFFECT OF THIS JURY TRIAL WAIVER.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Signed, sealed and delivered in         BORROWER :
the presence of:
                                        STREICHER MOBILE FUELING, INC., a Florida corporation


                                    By:
-------------------------              ----------------------------------------
                                        WALTER B. BARRETT, Vice President of Finance

                                                          (Corporate Seal)



                                        STREICHER REALTY, INC., a Florida corporation


                                    By:
-------------------------              ----------------------------------------
                                        WALTER B. BARRETT, Vice President of Finance

                                                          (Corporate Seal)

                                        STREICHER WEST, INC., a California corporation


                                    By:
-------------------------              ----------------------------------------
                                        WALTER B. BARRETT, Vice President of Finance

                                                          (Corporate Seal)


                                    LENDER:

                                        BANKATLANTIC, a Federal Savings Bank

                                    By:
-------------------------              ----------------------------------------
                                       Jeffrey S. Bilus, Vice President

STATE OF GEORGIA
COUNTY OF __________________

         THE FOREGOING INSTRUMENT WAS EXECUTED BEFORE ME, the undersigned, a Notary Public in and for the State of Georgia, this ___ day of May, 1999, by WALTER B. BARRETT, as Vice President of Finance of and on behalf of each of STREICHER MOBILE FUELING, INC., a Florida corporation, STREICHER REALTY, INC., a Florida corporation, and STREICHER WEST, INC., a California corporation, who 9 is personally known to me or 9 produced his driver's license as identification.


                                 ------------------------------------------
                                 Notary Public - State of Georgia
                                 Print Name: _______________________________
                                 My Commission Expires: ____________________
                                 Commission Number: _______________________



STATE OF GEORGIA
COUNTY OF __________________

         THE FOREGOING INSTRUMENT WAS EXECUTED BEFORE ME, the undersigned, a Notary Public in and for the State of Georgia, this ___ day of May, 1999, by Jeffrey S. Bilus, as Vice President of and on behalf of BANKATLANTIC, a Federal Savings Bank, who 9 is personally known to me or 9 produced his/her driver's license as identification.

                                   ------------------------------------------
                                   Notary Public - State of Georgia
                                   Print Name: _______________________________
                                   My Commission Expires: ____________________
                                   Commission Number: _______________________

                                   EXHIBIT "A"

                         BORROWING BASE CERTIFICATE FORM

                                 To Be Provided

                                   EXHIBIT "B"

                       FICTITIOUS NAMES, TRADENAMES, ETC.

None